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                                                                    Exhibit 10.8

                                 FMC CORPORATION
                      INCENTIVE COMPENSATION AND STOCK PLAN
                      -------------------------------------


SECTION 1. HISTORY AND PURPOSE
           -------------------

     1.1   History. In 1995 the Company's stockholders approved the adoption of
           -------
the FMC 1995 Stock Option Plan and the FMC 1995 Management Incentive Plan with 3,000,000 shares of Common Stock available for issuance under the two plans combined. Effective as of February 16, 2001, the Board merged the FMC 1995 Management Incentive Plan with and into the FMC 1995 Stock Option Plan, and the FMC 1995 Stock Option Plan was restated as provided herein, and renamed the FMC Corporation Incentive Compensation and Stock Plan. Also effective as of February 16, 2001, the Board approved an addition to the authorization of shares available for issuance under the Plan of 800,000 shares of Common Stock, making the total shares available for issuance under the Plan 3,800,000.

           In 2000, the Committee adopted the FMC Corporation Stock Appreciation Rights and Phantom Stock Plan to provide equity-based cash compensation to foreign employees in an effort to reduce the foreign income taxes that would otherwise be payable by such foreign employees if they received traditional grants under the Plan. The FMC Corporation Stock Appreciation Rights and Phantom Stock Plan was merged with and into the Plan effective as of February 16, 2001.

     1.2   Purpose. The purpose of the Plan is to give the Company a competitive
           -------
advantage in attracting, retaining and motivating officers, employees, directors and consultants of the Company and its Affiliates.

SECTION 2. DEFINITIONS
           -----------

     2.1   General. For purposes of the Plan, the following terms are defined as
           -------
set forth below:


     (a) "Affiliate" means a corporation or other entity controlled by, controlling or under common control with the Company, including, without limitation any corporation, partnership, joint venture or other entity during any period in which at least a fifty percent (50%) voting or profits interest is owned, directly or indirectly, by the Company or any successor to the Company.

     (b) "Award" means a Management Incentive Award, Stock Option, Stock Appreciation Right, Performance Unit, Restricted Stock or other award authorized under the Plan.

     (c) "Award Cycle" means a period of consecutive fiscal years or portions thereof designated by the Committee over which Awards are to be earned.

     (d)   "Board" means the Board of Directors of the Company.


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     (e)   "Business Unit" means a unit of the business of the Company or its
           Affiliates as determined by the Committee and the CEO.

     (f) "Capital Employed" means operating working capital plus net property, plant and equipment.

     (g) "Cause" means (1) "Cause" as defined in any Individual Agreement to which the participant is a party, or (2) if there is no such Individual Agreement, or, if it does not define "Cause": (A) the participant having been convicted of, or pleading guilty or nolo contendere to, a felony under federal or state law; (B) the Willful and continued failure on the part of the participant to substantially perform his or her employment duties in any material respect (other than such failure resulting from Disability), after a written demand for substantial performance is delivered to the participant that specifically identifies the manner in which the Company believes the participant has failed to perform his or her duties, and after the participant has failed to resume substantial performance of his or her duties within thirty (30) days of such demand; or (C) Willful and deliberate conduct on the part of the participant that is materially injurious to the Company or an Affiliate; or (D) prior to a Change in Control, such other events as will be determined by the Committee. The Committee will, unless otherwise provided in an Individual Agreement with the participant, determine whether "Cause" exists.

     (h)   "CEO" means the Company's chief executive officer.

     (i) "Change in Control" and "Change in Control Price" have the meanings set forth in Sections 14.2 and 14.3, respectively.

     (j) "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

     (k) "Committee" means the Compensation and Organization Committee of the Board, or such other committee as the Board may from time to time designate.

     (l) "Common Stock" means (1) the common stock of the Company, par value $.10 per share, subject to adjustment as provided in Section 4.1 Shares Available for Issuance; or (2) if there is a merger or
           -----------------------------
           consolidation and the Company is not the surviving corporation, the capital stock of the surviving corporation given in exchange for such common stock of the Company.

     (m)   "Company" means FMC Corporation, a Delaware corporation.

     (n) "Covered Employee" means a participant who has received a Management Incentive Award, Restricted Stock or Performance Units, who has been designated as such by the Committee and who is or may be a "covered employee" within the meaning of Section 162(m)(3) of the Code in the year in which the Management Incentive Award, Restricted Stock or Performance Units are expected to be taxable to such participant.

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     (o)   "Disability" means, unless otherwise provided by the Committee, (1)
           "Disability" as defined in any Individual Agreement to which the participant is a party, or (2) if there is no such Individual Agreement, or, if it does not define "Disability," permanent and total disability as determined under the Company's long-term disability plan.

     (p) "Dividend Equivalent Rights" means the right to receive cash, Stock Options, Restricted Stock or Performance Units, as determined by the Committee, in an amount equal to any dividends that would have been paid on a Stock Option, Restricted Stock or a Performance Unit, as applicable, with Dividend Equivalent Rights if such Stock Option, Restricted Stock or Performance Unit, as applicable, was a share of Common Stock held by the participant on the dividend payment date. Unless the Committee determines that Dividend Equivalent Rights will be paid in cash as of the dividend payment date, such Dividend Equivalent Rights, once credited, will be converted into an equivalent number of Stock Options, shares of Restricted Stock or Performance Units, as applicable; provided, however, that the number of shares subject to any Award will always be a whole number. Unless otherwise determined by the Committee as of the dividend payment date, if a dividend is paid in cash, the number of Stock Options, shares of Restricted Stock or Performance Units into which a Dividend Equivalent Right will be converted will be calculated as of the dividend payment date, in accordance with the following formula:

                                    (A x B)/C

           in which "A" equals the number of Stock Options, shares of Restricted Stock or Performance Units with Dividend Equivalent Rights held by the participant on the dividend payment date, "B" equals the cash dividend per share and "C" equals the Fair Market Value per share of Common Stock on the dividend payment date. Unless otherwise determined by the Committee as of the dividend payment date, if a dividend is paid in property other than cash, the number of Stock Options, shares of Restricted Stock or Performance Units, as applicable into which a Dividend Equivalent Right will be converted will be calculated, as of the dividend payment date, in accordance with the formula set forth above, except that "B" will equal the fair market value per share of the property which the participant would have received if the Stock Option, share of Restricted Stock or Performance Unit, as applicable, with Dividend Equivalent Rights held by the participant on the dividend payment date was a share of Common Stock.

     (q) "Effective Date" means February 16, 2001, the date the Plan was adopted by the Board. The Board's adoption of the increase of 800,000 shares of Common Stock reserved for issuance under the Plan is also effective as of February 16, 2001, subject to the approval by at least a majority of the holders of outstanding shares of Common Stock of the Company at the Company's next annual meeting.

     (r) "Eligible Individuals" means officers, employees, directors and consultants of the Company or any of its Affiliates, and prospective employees, directors and

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           consultants who have accepted offers of employment, membership on a board or consultancy from the Company or its Affiliates, who are or will be responsible for or contribute to the management, growth or profitability of the business of the Company or its Affiliates, as determined by the Committee.

     (s) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.

     (t) "Expiration Date" means the date on which an Award becomes unexercisable and/or not payable by reason of lapse of time or otherwise as provided in Section 6.2 Expiration Date.
                                                ---------------

     (u) "Fair Market Value" means, except as otherwise provided by the Committee, as of any given date, the closing price for the shares on the New York Stock Exchange for the specified date (as of 4:00 p.m. Eastern Standard Time or Eastern Daylight Savings Time, whichever is then in effect), or, if the shares were not traded on the New York Stock Exchange on such date, then on the next preceding date on which the shares were traded, all as reported by such source as the Committee may select.

     (v) "Grant Date" means the date designated by the Committee as the date of grant of an Award.

     (w) "Incentive Stock Option" means any Stock Option designated as, and qualified as, an "incentive stock option" within the meaning of
           Section 422 of the Code.

     (x) "Individual Agreement" means a severance, employment, consulting or similar agreement between a participant and the Company or one of its Affiliates.

     (y) "Management Incentive Award" means an Award of cash, Common Stock, Restricted Stock or a combination of cash, Common Stock and Restricted Stock, as determined by the Committee.

     (z) "Net Contribution" means for a Business Unit, its operating profit after-tax, less the product of (1) a percentage as determined by the Committee; and (2) the Business Unit's Capital Employed.

     (aa) "Nonqualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

     (bb) "Notice" means the written evidence of an Award granted under the Plan in such form as the Committee will from time to time determine.

     (cc) "Performance Goals" means the performance goals established by the Committee in connection with the grant of Management Incentive Awards, Restricted Stock or Performance Units as set forth in the Notice. In the case of Qualified Performance-Based Awards, Performance Goals will be set by the

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           Committee within the time period prescribed by Section 162(m) of the
           Code and related regulations, and will be based on Net Contribution, or such other performance criteria selected by the Committee, including, without limitation, the Fair Market Value of the Common Stock, the Company's or a Business Unit's market share, sales, earnings, costs, productivity, return on equity or return on Capital Employed.

     (dd) "Performance Units" means an Award granted under Section 12 Performance Units.
           -----------------

     (ee) "Plan" means the FMC Corporation Incentive Compensation and Stock Plan, as set forth herein and as hereinafter amended from time to time.

     (ff) "Qualified Performance-Based Award" means a Management Incentive Award, an Award of Restricted Stock or an Award of Performance Units designated as such by the Committee, based upon a determination that
           (1) the recipient is or may be a Covered Employee; and (2) the Committee wishes such Award to qualify for the Section 162(m) Exemption.

     (gg)  "Restricted Stock" means an Award granted under Section 11 Restricted
                                                                      ----------
           Stock.
           -----

     (hh) "Section 162(m) Exemption" means the exemption from the limitation on deductibility imposed by Section 162(m) of the Code that is set forth in Section 162(m)(4)(C) of the Code.

     (ii) "Stock Appreciation Right" means an Award granted under Section 10 Stock Appreciation Rights.
           -------------------------

     (jj)  "Stock Option" means an Award granted under Section 9 Stock Options.
                                                                 -------------

     (kk) "Termination of Employment" means the termination of the participant's employment with, or performance of services for, the Company and any of its Affiliates. Temporary absences from employment because of illness, vacation or leave of absence and transfers among the Company and its Affiliates will not be considered Terminations of Employment.

     (ll) "Vesting Date" means the date on which an Award becomes vested, and, if applicable, fully exercisable and/or payable by or to the participant as provided in Section 6.3 Vesting.
                                                  -------

     (mm) "Willful" means any action or omission by the participant that was not in good faith and without a reasonable belief that the action or omission was in the best interests of the Company or its Affiliates. Any act or omission based upon authority given pursuant to a duly adopted resolution of the Board, or, upon the instructions of the CEO or any other senior officer of the Company, or, based upon the advice of counsel for the Company will be conclusively presumed to be taken or omitted by the participant in good faith and in the best interests of the Company and/or its Affiliates.

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          2.2 Other Definitions. In addition, certain other terms used herein have definitions given to them in the first place in which they are used.

SECTION 3.  ADMINISTRATION
            --------------

          3.1  Committee Administration. The Committee is the administrator of
               ------------------------
the Plan. Among other things, the Committee has the authority, subject to the terms of the Plan:

          (a)  To select the Eligible Individuals to whom Awards are granted;

          (b)  To determine whether and to what extent Awards are granted;

          (c)  To determine the amount of each Award;

          (d) To determine the terms and conditions of any Award, including, but not limited to, the option price, any vesting condition, restriction or limitation regarding any Award and the shares of Common Stock relating thereto, based on such factors as the Committee will determine;

          (e) To modify, amend or adjust the terms and conditions of any Award, at any time or from time to time;

          (f) To determine to what extent and under what circumstances Common Stock and other amounts payable with respect to an Award will be deferred; and

          (g) To determine under what circumstances an Award may be settled in cash or Common Stock or a combination of cash and Common Stock.

          The Committee has the authority to adopt, alter and repeal administrative rules, guidelines and practices governing the Plan, to interpret the terms and provisions of the Plan, any Award, any Notice and any other agreement relating to any Award and to take any action it deems appropriate for the administration of the Plan.

          3.2  Committee Action. The Committee may act only by a majority of its
               ----------------
members then in office unless it allocates or delegates its authority to a Committee member or other person to act on its behalf. Except to the extent prohibited by applicable law or applicable rules of a stock exchange, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any other person or persons. Any such allocation or delegation may be revoked by the Committee at any time.

          Any determination made by the Committee or its delegate with respect to any Award will be made in the sole discretion of the Committee or such delegate. All decisions of the Committee or its delegate are final, conclusive and binding on all parties.

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          3.3  Board Authority. Any authority granted to the Committee may also
               ---------------
be exercised by the full Board. To the extent that any permitted action taken by the Board conflicts with action taken by the Committee, the Board action will control.

SECTION 4.  SHARES
            ------

          4.1  Shares Available For Issuance. The maximum number of shares of
               -----------------------------
Common Stock that may be delivered to participants and their beneficiaries under the Plan will be 3,800,000, unless the Company's stockholders do not approve the Board's adoption of the 800,000 shares, in which case, the maximum number of shares of Common Stock that may be delivered under the Plan will be 3,000,000. Shares subject to an Award under the Plan may be authorized and unissued shares or may be treasury shares.

          For periods beginning on and after the Effective Date, the maximum number of shares of Common Stock that may be subject to Management Incentive Awards, Restricted Stock and Performance Units is 450,000 shares of Common Stock.

          No Award will be counted against the shares available for delivery under the Plan if the Award is payable to the participant only in the form of cash, or if the Award is paid to the participant in cash.

          If any Award is forfeited, or if any Stock Option (and any related Stock Appreciation Right) terminates, expires or lapses without being exercised, or if any Stock Appreciation Right is exercised for cash, the shares of Common Stock subject to such Awards will again be available for delivery in connection with Awards under the Plan. If the option price of any Stock Option granted under the Plan is satisfied by delivering shares of Common Stock to the Company (by either actual delivery or by attestation), only the number of shares of Common Stock delivered to the participant, net of the shares of Common Stock delivered or attested to, will be deemed delivered for purposes of determining the maximum numbers of shares of Common Stock available for delivery under the Plan. To the extent any shares of Common Stock subject to an Award are not delivered to a participant because such shares are used to satisfy an applicable tax-withholding obligation, such shares will not be deemed to have been delivered for purposes of determining the maximum number of shares of Common Stock available for delivery under the Plan.

          In the event of any corporate event or transaction, (including, but not limited to, a change in the number of shares of Common Stock outstanding), such as a stock split, merger, consolidation, separation, including a spin-off or other distribution of stock or property of the Company, any reorganization (whether or not such reorganization comes within the definition of such term in Section 368 of the Code) or any partial or complete liquidation of the Company, the Committee may make such substitution or adjustments in the aggregate number, kind, and price of shares reserved for issuance under the Plan, and the maximum limitation upon any Awards to be granted to any participant, in the number, kind and price of shares subject to outstanding Awards granted under the Plan and/or such other equitable substitution or adjustments as it may determine to be appropriate; provided, however, that the number of shares subject to any Award will always be a whole number. Such adjusted price will be used to determine the amount payable in cash or shares, as applicable, by the Company upon the exercise of any Award.

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          4.2  Individual Limits. No participant may be granted Stock Options
               -----------------
and Stock Appreciation Rights covering in excess of 500,000 shares of Common Stock in any calendar year. The maximum aggregate amount with respect to each Management Incentive Award, Award of Performance Units or Award of Restricted Stock that may be granted, or, that may vest, as applicable, in any calendar year for any individual participant is 500,000 shares of Common Stock, or the dollar equivalent of 500,000 shares of Common Stock.

SECTION 5.  ELIGIBILITY
            -----------

          Awards may be granted under the Plan to Eligible Individuals. Incentive Stock Options may be granted only to employees of the Company and its subsidiaries or parent corporation (within the meaning of Section 424(f) of the Code).

SECTION 6.  TERMS AND CONDITIONS OF AWARDS
            ------------------------------

          6.1  General. Awards will be in the form and upon the terms and
               -------
conditions as determined by the Committee, subject to the terms of the Plan. The Committee is authorized to grant Awards independent of, or in addition to other Awards granted under the Plan. The terms and conditions of each Award may vary from other Awards. Awards will be evidenced by Notices, the terms and conditions of which will be consistent with the terms of the Plan and will apply only to such Award.

          6.2  Expiration Date. Unless otherwise provided in the Notice, the
               ---------------
Expiration Date of an Award will be the earlier of the date that is ten (10) years after the Grant Date or the date of the participant's Termination of Employment.

          6.3  Vesting. Each Award vests and becomes fully payable, exercisable
               -------
and/or released of any restriction on the Vesting Date. The Vesting Date of each Award, as determined by the Committee, will be set forth in the Notice.

SECTION 7.  QUALIFIED PERFORMANCE-BASED AWARDS
            ----------------------------------

          The Committee may designate a Management Incentive Award, or an Award of Restricted Stock or an Award of Performance Units as a Qualified Performance-Based Award, in which case, the Award is contingent upon the attainment of Performance Goals.

SECTION 8.  MANAGEMENT INCENTIVE AWARDS
            ---------------------------

          8.1  Management Incentive Awards. The Committee is authorized to grant
               ---------------------------
Management Incentive Awards, subject to the terms of the Plan. Notices for Management Incentive Awards will indicate the Award Cycle, any applicable Performance Goals, any applicable designation of the Award as a Qualified Performance-Based Award and the form of payment of the Award.

          8.2  Settlement. As soon as practicable after the later of the Vesting
               ----------
Date and the date any applicable Performance Goals are satisfied, Management Incentive Awards will be paid to

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the participant in cash, Common Stock, Restricted Stock or a combination of cash, Common Stock and Restricted Stock, as determined by the Committee. The number of shares of Common Stock payable under the stock portion of a Management Incentive Award will equal the amount of such portion of the award divided by the Fair Market Value of the Common Stock on the date of payment.

SECTION 9.  STOCK OPTIONS
            -------------

          9.1  Stock Options. The Committee is authorized to grant Stock
               -------------
Options, including both Incentive Stock Options and Nonqualified Stock Options, subject to the terms of the Plan. Notices will indicate whether the Stock Option is intended to be an Incentive Stock Option or a Nonqualified Stock Option, the option price, the term and the number of shares to which it pertains. To the extent that any Stock Option is not designated as an Incentive Stock Option, or, even if so designated does not qualify as an Incentive Stock Option on or subsequent to its Grant Date, it will constitute a Nonqualified Stock Option.

          9.2  Option Price. The option price per share of Common Stock
               ------------
purchasable under a Stock Option will be determined by the Committee and will not be less than the Fair Market Value of the Common Stock subject to the Stock Option on the Grant Date.

          9.3  Incentive Stock Options. The terms of the Plan addressing
               -----------------------
Incentive Stock Options and each Incentive Stock Option will be interpreted in a manner consistent with Section 422 of the Code and all valid regulations issued thereunder.

          9.4  Exercise. Stock Options will be exercisable at such time or times
               --------
and subject to the terms and conditions set forth in the Notice. A participant can exercise a Stock Option, in whole or in part, at any time on or after the Vesting Date and before the Expiration Date by giving written notice of exercise to the Company specifying the number of shares of Common Stock subject to the Stock Option to be purchased. Such notice will be accompanied by payment in full to the Company of the option price by certified or bank check or such other cash equivalent instrument as the Company may accept. If approved by the Committee, payment in full or in part may also be made in the form of Common Stock (by delivery of such shares or by attestation) already owned by the optionee of the same class as the Common Stock subject to the Stock Option, based on the Fair Market Value of the Common Stock on the date the Stock Option is exercised. Notwithstanding the foregoing, the right to make payment in the form of already owned shares of Common Stock applies only to shares that have been held by the optionee for at least six (6) months at the time of exercise or that were purchased on the open market.

          If approved by the Committee, payment in full or in part may also be made by delivering a properly executed exercise notice to the Company, together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds necessary to pay the option price, and, if requested, by the amount of any federal, state, local or foreign withholding taxes. To facilitate the foregoing, the Company may enter into agreements for coordinated procedures with one or more brokerage firms. The Committee may also provide for Company loans to be made for purposes of the exercise of Stock Options.

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     9.5  Settlement. As soon as practicable after the exercise of a Stock
          ----------
Option, the Company will deliver to or on behalf of the optionee certificates of Common Stock for the number of shares purchased. No shares of Common Stock will be issued until full payment therefor has been made. Except as otherwise provided in Section 9.8 Deferral of Stock Options Shares below, an optionee will
                        --------------------------------
have all of the rights of a stockholder of the Company holding Common Stock, including, but not limited to, the right to vote the shares and the right to receive dividends, when the optionee has given written notice of exercise, has paid in full for such shares and, if requested, has given the representation described in Section 18 General Provisions. The Committee may give optionees
                        ------------------
Dividend Equivalent Rights.

     9.6  Nontransferability. No Stock Option will be transferable by the
          ------------------
optionee other than by will or by the laws of descent and distribution. All Stock Options will be exercisable, subject to the terms of the Plan, only by the optionee, the guardian or legal representative of the optionee, or any person to whom such Stock Option is transferred pursuant to this paragraph, it being understood that the term "holder" and "optionee" include such guardian, legal representative and other transferee. No Stock Option will be subject to execution, attachment or other similar process.

     Notwithstanding anything herein to the contrary, the Committee may permit a participant at any time prior to his or her death to assign all or any portion without consideration therefor of a Nonqualified Stock Option to:

     (a)  The participant's spouse or lineal descendants;

     (b) The trustee of a trust for the primary benefit of the participant and his or her spouse or lineal descendants, or any combination thereof;

     (c) A partnership of which the participant, his or her spouse and/or lineal descendants are the only partners;

     (d) Custodianships under the Uniform Transfers to Minors Act or any other similar statute; or

     (e) Upon the termination of a trust by the custodian or trustee thereof, or the dissolution or other termination of the family partnership or the termination of a custodianship under the Uniform Transfers to Minor Act or any other similar statute, to the person or persons who, in accordance with the terms of such trust, partnership or custodianship are entitled to receive the Nonqualified Stock Option held in trust, partnership or custody.

In such event, the spouse, lineal descendant, trustee, partnership or custodianship will be entitled to all of the participant's rights with respect to the assigned portion of the Nonqualified Stock Option, and such portion will continue to be subject to all of the terms, conditions and restrictions applicable to the Nonqualified Stock Option.

     9.7  Cashing Out. On receipt of written notice of exercise, the Committee
          -----------
may elect to cash out all or part of the portion of the shares of Common Stock for which a Stock Option is being exercised by paying the optionee an amount, in cash or Common Stock, equal to the excess

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of the Fair Market Value of the Common Stock over the option price times the number of shares of Common Stock for which the Stock Option is being exercised on the effective date of such cash-out. In addition, notwithstanding any other provision of the Plan, the Committee, either on the Grant Date or thereafter, may give a participant the right to voluntarily cash-out the participant's outstanding Stock Options, whether or not then vested, during the sixty (60)-day period following a Change in Control. A participant who has such a cash-out right and elects to cash-out Stock Options may do so during the sixty (60)-day period following a Change in Control by giving notice to the Company to elect to surrender all or part of the Stock Option to the Company and to receive cash, within thirty (30) days of such election, in an amount equal to the amount by which the Change in Control Price per share of Common Stock on the date of such election exceeds the exercise price per share of Common Stock under the Stock Option multiplied by the number of shares of Common Stock granted under the Stock Option as to which this cash-out right is exercised. Notwithstanding the foregoing, if any cash-out right would make a Change in Control transaction ineligible for pooling-of-interests accounting, the Committee may eliminate or modify such cash-out right.

     9.8   Deferral of Stock Option Shares. The Committee may from time to time
           -------------------------------
establish procedures pursuant to which an optionee may elect to defer, until a time or times later than the exercise of a Stock Option, receipt of all or a portion of the shares of Common Stock subject to such Stock Option and/or to receive cash at such later time or times in lieu of such deferred shares, all on such terms and conditions as the Committee will determine. If any such deferrals are permitted, an optionee who elects such deferral will not have any rights as a stockholder with respect to such deferred shares unless and until shares are actually delivered to the optionee with respect thereto, except to the extent otherwise determined by the Committee.

SECTION 10.    STOCK APPRECIATION RIGHTS
               -------------------------

     10.1  Stock Appreciation Rights. The Committee is authorized to grant Stock
           -------------------------
Appreciation Rights, subject to the terms of the Plan. Stock Appreciation Rights granted with a Nonqualified Stock Option may be granted either on or after the Grant Date. Stock Appreciation Rights granted with an Incentive Stock Option may be granted only on the Grant Date of such Stock Option. Notices of Stock Appreciation Rights granted with Stock Options may be incorporated into the Notice of the Stock Option. Notices of Stock Appreciation Rights will indicate whether the Stock Appreciation Right is independent of any Award or granted with a Stock Option, the price, the term, the method of exercise and the form of payment.

     10.2  Exercise. A participant can exercise Stock Appreciation Rights, in
           --------
whole or in part, at any time after the Vesting Date and before the Expiration Date, or, with respect to Stock Appreciation Rights granted in connection with any Stock Option, at such time or times and to the extent that the Stock Options to which they relate are exercisable, by giving written notice of exercise to the Company specifying the number of Stock Appreciation Rights to be exercised. A Stock Appreciation Right granted with a Stock Option may be exercised by an optionee by surrendering any applicable portion of the related Stock Option in accordance with procedures established by the Committee. To the extent provided by the Committee, Stock Options which have been so surrendered will no longer be exercisable to the extent the related Stock Appreciation Rights have been exercised.

     10.3  Settlement. As soon as practicable after the exercise of a Stock
           ----------
Appreciation Right, an optionee will be entitled to receive an amount in cash, shares of Common Stock or a combination of cash and shares of Common Stock, as determined by the Committee, in value equal to the excess of the Fair Market Value on the date of exercise of one share of Common Stock over the Stock Appreciation Right price per share multiplied by the number of shares in respect of which the Stock Appreciation Right is being exercised. Upon the exercise of a Stock Appreciation Right granted with any Stock Option, the Stock Option or part thereof to which such Stock Appreciation Right is related will be deemed to have been exercised for the purpose of the limitation set forth in Section 4 Shares
                                                                        ------
on the number of shares of Common Stock to be issued under the Plan, but only to the extent of the number of shares delivered upon the exercise of the Stock Appreciation Right.

     10.4  Nontransferability. Stock Appreciation Rights will be transferable
           ------------------
only to the extent they are granted with any Stock Option, and only to permitted transferees of such underlying Stock Option in accordance with the Nontransferability provisions of Section 9.
------------------

SECTION 11.    RESTRICTED STOCK
               ----------------

     11.1  Restricted Stock. The Committee is authorized to grant Restricted
           ----------------
Stock, subject to the terms of the Plan. Notices for Restricted Stock may be in the form of a Notice and book-entry registration or issuance of one or more stock certificates. Any certificate issued in respect of shares of Restricted Stock will be registered in the name of such participant and will bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award, substantially in the following form:

     "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions, including, but not limited to, forfeiture of the FMC Corporation Incentive Compensation and Stock Plan and a Restricted Stock Notice. Copies of such Plan and Notice are on file at the offices of FMC Corporation."

     The Committee may require that the certificates evidencing such shares be held in custody by the Company until the restrictions thereon will have lapsed and that, as a condition of any Award of Restricted Stock, the participant will have delivered a stock power, endorsed in blank, relating to the Common Stock covered by such Award. The Notice or certificates will indicate any applicable Performance Goals, any applicable designation of the Restricted Stock as a Qualified Performance-Based Award and the form of payment.

     11.2  Participant Rights. Subject to the terms of the Plan and the Notice
           ------------------
or certificate of Restricted Stock, the participant will not be permitted to sell, assign, transfer, pledge or otherwise encumber shares of Restricted Stock until the later of the Vesting Date and the date any applicable Performance Goals are satisfied. Notwithstanding the foregoing, a participant may pledge Restricted Stock as security for a loan to obtain funds to pay the option price for Stock Options. Except as provided in the Plan and the Notice or certificate of the Restricted Stock, the participant will have, with respect to the shares of Restricted Stock, all of the rights of a stockholder of the Company holding Common Stock, including, but not limited to, the right to vote the shares and Dividend Equivalent Rights, if so granted.

     11.3  Settlement. As soon as practicable after the later of the Vesting
           ----------
Date and the date any applicable Performance Goals are satisfied and prior to the Expiration Date, unlegended certificates for such shares of Common Stock will be delivered to the participant upon surrender of any legended certificates, if applicable.

SECTION 12.    PERFORMANCE UNITS
               -----------------

     12.1  Performance Units. The Committee is authorized to grant Performance
           -----------------
Units, subject to the terms of the Plan. Notices of Performance Units will indicate any applicable Performance Goals, any applicable designation of the Award as a Qualified Performance-Based Award and the form of payment.

     12.2  Settlement. As soon as practicable after the later of the Vesting
           ----------
Date and the date any applicable Performance Goals are satisfied, Performance Units will be paid in the manner as provided in the Notice. Payment of Performance Units will be made in an amount of cash equal to the Fair Market Value of one share of Common Stock multiplied by the number of Performance Units earned or, if applicable, in a number of shares of Common Stock equal to the number of Performance Units earned, each as determined by the Committee. The Committee may at or after the Grant Date give the participant a right to defer receipt of cash or shares in settlement of Performance Units for a specified period or until a specified event. Subject to any exceptions adopted by the Committee, an election by a participant to defer must be made before the commencement of the Award Cycle for the Performance Units.

SECTION 13.    OTHER AWARDS
               ------------

     The Committee is authorized to make, either alone or in conjunction with other Awards, Awards of cash or Common Stock and Awards that are valued in whole or in part by reference to, or are otherwise based upon, Common Stock, including, without limitation, convertible debentures.

SECTION 14.    CHANGE IN CONTROL
               -----------------

     14.1  Impact of Change in Control. Notwithstanding any other provision of
           ---------------------------
the Plan to the contrary, in the event of a Change in Control, as of the date such Change in Control is determined to have occurred, any outstanding:

     (a) Stock Options and Stock Appreciation Rights become fully exercisable and vested to the full extent of the original grant;

     (b) Restricted Stock becomes free of all restrictions and deferral limitations and becomes fully vested and transferable to the full extent of all or a portion of the maximum amount of the original grant as provided in the Notice, or, if not provided in the Notice, as determined by the Committee;

     (c) Performance Units are considered earned and payable to the full extent of all or a portion of the maximum amount of the original grant as provided in the Notice,

     (c) or, if not provided in the Notice, as determined by the Committee, any deferral or other restrictions lapse and such Performance Units will be settled in cash or Common Stock, as determined by the Committee, as promptly as is practicable following the Change in Control; and

     (d) Management Incentive Awards become fully vested to the full extent of all or a portion of the maximum amount of the original grant as provided in the Notice, or, if not provided in the Notice, as determined by the Committee, and such Management Incentive Awards will be settled in cash or Common Stock, as determined by the Committee, as promptly as is practicable following the Change in Control.

     The Committee may also make additional substitutions, adjustments and/or settlements of outstanding Awards as it deems appropriate and consistent with the Plan's purposes.

     14.2  Definition of Change in Control. For purposes of the Plan, a "Change
           -------------------------------
in Control" will mean the happening of any of the following events:

     (a) An acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of twenty percent (20%) or more of either (1) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (2) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); excluding, however, the following: (A) any acquisition directly from the Company, other than an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired directly from the Company, (B) any acquisition by the Company, (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any entity controlled by the Company, or (D) any acquisition pursuant to a transaction which complies with Subsections
           (1), (2) and (3) of Subsection (c) of this Section 14.2;

     (b) A change in the composition of the Board such that the individuals who, as of the Effective Date, constitute the Board (such Board will be hereinafter referred to as the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, for purposes of this Section 14.2, that any individual who becomes a member of the Board subsequent to the Effective Date, whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this proviso) will be considered as though such individual were a member of the Incumbent Board; but, provided further, that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board will not be so considered as a member of the Incumbent Board;

     (c) Consummation of a reorganization, merger or consolidation, sale or other disposition of all or substantially all of the assets of the Company, or acquisition by the Company of the assets or stock of another entity ("Corporate Transaction"); excluding, however, such a Corporate Transaction pursuant to which (1) all or substantially all of the individuals and entities who are the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than sixty percent (60%) of, respectively, the outstanding shares of common stock, and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (2) no Person (other than the Company, any employee benefit plan (or related trust) of the Company or such corporation resulting from such Corporate Transaction) will beneficially own, directly or indirectly, twenty percent (20%) or more of, respectively, the outstanding shares of common stock of the corporation resulting from such Corporate Transaction or the combined voting power of the outstanding voting securities of such corporation entitled to vote generally in the election of directors except to the extent that such ownership existed prior to the Corporate Transaction, and (3) individuals who were members of the Incumbent Board will constitute at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction; or

     (d) The approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

     14.3  Change in Control Price. For purposes of the Plan, "Change in Control
           -----------------------
Price" means the higher of (a) the highest reported sales price, regular way, of a share of Common Stock in any transaction reported on the New York Stock Exchange or other national exchange on which such shares are listed during the sixty (60)-day period prior to and including the date of a Change in Control; or
(b) if the Change in Control is the result of a tender or exchange offer or a Corporate Transaction, the highest price per share of Common Stock paid in such tender or exchange offer or Corporate Transaction; provided, however, that in the case of Incentive Stock Options and Stock Appreciation Rights relating to Incentive Stock Options, the Change in Control Price will be in all cases the Fair Market Value of the Common Stock on the date such Incentive Stock Option or Stock Appreciation Right is exercised. To the extent that the consideration paid in any such transaction described above consists all or in part of securities or other noncash consideration, the value of such securities or other noncash consideration will be determined by the Committee.

SECTION 15.    FORFEITURE OF AWARDS
               --------------------

     Notwithstanding anything in the Plan to the contrary, the Committee may, in the event of serious misconduct by a participant (including, without limitation, any misconduct prejudicial to or in conflict with the Company or its Affiliates, or any Termination of Employment for Cause), or any activity of a participant in competition with the business of the Company or any Affiliate, (a) cancel any outstanding Award granted to such participant, in whole or in part, whether or not vested or deferred, and/or (b) if such conduct or activity occurs within one year following the exercise or payment of an Award, require such participant to repay to the Company any gain realized or payment received upon the exercise or payment of such Award (with such gain or payment valued as of the date of exercise or payment). Such cancellation or repayment obligation will be effective as of the date specified by the Committee. Any repayment obligation may be satisfied in Common Stock or cash or a combination thereof (based upon the Fair Market Value of Common Stock on the day of payment), and the Committee may provide for an offset to any future payments owed by the Company or any Affiliate to the participant if necessary to satisfy the repayment obligation. The determination of whether a participant has engaged in a serious breach of conduct or any activity in competition with the business of the Company or any Affiliate will be made by the Committee in good faith. This Section 15 will have no application following a Change in Control.

SECTION 16.    AMENDMENT AND TERMINATION
               -------------------------

     The Committee may amend, alter, or discontinue the Plan or any Award, prospectively or retroactively, but no amendment, alteration or discontinuation may impair the rights of a recipient of any Award without the recipient's consent, except such an amendment made to comply with applicable law, stock exchange rules or accounting rules.

     No amendment will be made without the approval of the Company's stockholders to the extent such approval is required by applicable law or stock exchange rules, or, to the extent such amendment increases the number of shares available for delivery under the Plan, or changes the option price after the Grant Date.

SECTION 17.    UNFUNDED STATUS OF PLAN
               -----------------------

         It is presently intended that the Plan constitute an "unfunded" plan for incentive and deferred compensation. The Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Common Stock or make payments; provided, however, that unless the Committee otherwise determines, the existence of such trusts or other arrangements is consistent with the "unfunded" status of the Plan.

SECTION 18.    GENERAL PLAN PROVISIONS
               -----------------------

     18.1  General Provisions. The Plan will be administered in accordance with
           ------------------
the following provisions and any other rule, guideline and practice determined by the Committee:

     (a) Each person purchasing or receiving shares pursuant to an Award may be required to represent to and agree with the Company in writing that he or she is acquiring the shares without a view to the distribution of the shares.

     (b) The certificates for shares issued under an Award may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

     (c) Notwithstanding any other provision of the Plan, any Award, any Notice or any other agreements made pursuant thereto, the Company is not required to issue or deliver any shares of Common Stock prior to fulfillment of all of the following conditions:

           (i) Listing or approval for listing upon notice of issuance, of such shares on the New York Stock Exchange, Inc., or such other securities exchange as may at the time be the principal market for the Common Stock;

           (ii) Any registration or other qualification of such shares of the Company under any state or federal law or regulation, or the maintaining in effect of any such registration or other qualification which the Committee deems necessary or advisable; and

           (iii) Obtaining any other consent, approval, or permit from any state or federal governmental agency which the Committee deems necessary or advisable.

     (d) The Company will not issue fractions of shares. Whenever, under the terms of the Plan, a fractional share would otherwise be required to be issued, the participant will be paid at Fair Market Value for such fractional share by rounding down the number of shares received to the nearest whole number and paying in cash the value of the fractional share.

     (e) In the case of a grant of an Award to any Eligible Individual of an Affiliate of the Company, the Company may, if the Committee so directs, issue or transfer the shares of Common Stock, if any, covered by the Award to the Affiliate, for such lawful consideration as the Committee may specify, upon the condition or understanding that the Affiliate will transfer the shares of Common Stock to the Eligible Individual in accordance with the terms of the Award specified by the Committee pursuant to the provisions of the Plan. All shares of Common Stock underlying Awards that are forfeited or canceled revert to the Company.

     18.2  Employment. The Plan will not constitute a contract of employment,
           ----------
and adoption of the Plan will not confer upon any employee any right to continued employment, nor will it interfere in any way with the right of the Company or an Affiliate to terminate at any time the employment of any employee or the membership of any director on a board of directors or any consulting arrangement with any Eligible Individual.

     18.3  Tax Withholding Obligations. No later than the date as of which an
           ---------------------------
amount first becomes includible in the gross income of the participant for federal income tax purposes with respect to any Award under the Plan, the participant will pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Company, withholding obligations may be settled with Common Stock, including Common Stock that is part of the Award that gives rise to the withholding requirement; provided, that not more than the legally required minimum withholding may be settled with Common Stock. The obligations of the Company under the Plan will be conditional on such payment or arrangements, and the Company and its Affiliates will, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the participant. The Committee may establish such procedures as it deems appropriate, including making irrevocable elections, for the settlement of withholding obligations with Common Stock.

     18.4  Beneficiaries. The Committee will establish such procedures as it
           -------------
deems appropriate for a participant to designate a beneficiary to whom any amounts payable in the event of the participant's death are to be paid or by whom any rights of the participant, after the participant's death, may be exercised.

     18.5  Governing Law. The Plan and all Awards made and actions taken
           -------------
thereunder will be governed by and construed in accordance with the laws of the State of Delaware, without reference to principles of conflict of laws. Notwithstanding anything herein to the contrary, in the event an Award is granted to Eligible Individual who is employed or providing services outside the United States and who is not compensated from a payroll maintained in the United States, the Committee may modify the provisions of the Plan and/or any such Award as they pertain to such individual to comply with and account for the tax and accounting rules of the applicable foreign law so as to maintain the benefit intended to be provided to such participant under the Award.

     18.6  Nontransferability. Except as otherwise provided in Section 9 Stock
           ------------------                                            -----
Options and Section 10 Stock Appreciation Rights, or by the Committee, Awards
-------                -------------------------
under the Plan are not transferable except by will or by laws of descent and distribution.

     18.7  Severability. Wherever possible, each provision of the Plan and of
           ------------
each Award and of each Notice will be interpreted in such a manner as to be effective and valid under applicable law. If any provision of the Plan, any Award or any Notice is found to be prohibited by or invalid under applicable law, then (a) such provision will be deemed amended to and to have contained from the outset such language as will be necessary to accomplish the objectives of the provision as originally written to the fullest extent permitted by law; and (b) all other provisions of the Plan and any Award will remain in full force and effect.

     18.8  Strict Construction. No rule of strict construction will be applied
           -------------------
against the Company, the Committee or any other person in the interpretation of the terms of the Plan, any Award, any Notice, any other agreement or any rule or procedure established by the Committee.

     18.9  Stockholder Rights. Except as otherwise provided herein, no
           ------------------
participant will have dividend, voting or other stockholder rights by reason of a grant of an Award or a settlement of an Award in cash.